Exhibit 10.12.2
CONFIDENTIAL
[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT TO THE JOINT VENTURE AGREEMENT
This AMENDMENT TO THE JOINT VENTURE AGREEMENT (“Amendment”), effective September 1, 2018 (“Effective Date”), is by and between Aizu Fujitsu Semiconductor Limited having its principal place of business at No.4 Kogyo Danchi, Monden-Machi, Aizu Wakamatsu, Fukushima, Japan (“AFSL”), Fujitsu Semiconductor Limited, having its principal place of business at 2-100-45 Shin-Yokohama, Kohoku-Ku, Yokohama, Kanagawa, Japan (“FSL”), Transphorm, Inc., having its principal place of business at 75 Castilian Drive, Goleta, CA 93117, USA (“TPH”) and Transphorm Aizu, Inc., having its principal place of business at 2-5-15 Shin-Yokohama, Kohoku-Ku, Yokohama, Kanagawa, Japan (“TPH-A”). AFSL, FSL, TPH and TPH-A are collectively referred to as the “Parties” and individually, a “Party”.
WHEREAS, AFSL, FSL and TPH have entered into the Joint Venture Agreement, dated as of May 23rd, 2017 (“Agreement”);
WHEREAS, TPH-A has become a party to the Agreement by executing and delivering the Joinder Agreement, dated as of June 29th, 2017; and
WHEREAS, the Parties desire to amend the certain portion of the Agreement;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto agree to amend the Agreement as follows:

1.	The fourth sentence of Section3.3.2 of the Agreement shall be deleted in its entirety and replaced with the following:
“From and after the Effective Date of this Agreement, as soon as it becomes practicable after the end of each quarter, but not later than thirty (30) days thereafter, the Parties shall review the actual revenue of the Company versus the Business Plan based on the wafer loading by each of FSL/AFSL and TPH/TPH-A for the previous quarter, and if there are any shortfalls in revenue from the Business Plan in such quarter, the compensation for such shortfalls (“On-going Compensation”) shall be made by a Party who caused such shortfalls to the Company within sixty (60) days after the end of such quarter.

2.
From and after the Effective Date of this Agreement, the Business Plan shall be as set forth in Appendix 1. Notwithstanding anything contrary to the Agreement, the amount of On-going Compensation will be equal to the fixed costs of the Company during the applicable quarter resulting from shortfalls in the number of wafers to be purchased by each Party in that quarter from the Business Plan (rev.2) attached hereto as Appendix 1, and based on the principle of calculating On-going Compensation based on the fixed cost impact as shown in Appendix 2.

3.
All capitalized terms used and not otherwise defined in this Amendment shall have the same meanings set forth in the Agreement. Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Agreement, shall remain in full force and effect and shall not be altered or changed by this Amendment. The Agreement, as amended by this Amendment, shall constitute the entire agreement of the Agreement. In case that any conflict arises between the clauses of this Amendment and those in the Agreement, the clauses in this Amendment shall prevail.

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CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

Aizu Fujitsu Semiconductor Limited	Fujitsu Semiconductor Limited

BY: /s/ Atsuo Shimizu	BY: /s/ Kagemasa Magaribuchi

NAME: Atsuo Shimizu	NAME: Kagemasa Magaribuchi

TITLE: President and Representative Director	TITLE: President and Representative Director

Transphorm, Inc.	Transphorm Aizu, Inc.

BY: /s/ Mario Rivas	BY: /s/ Primit Parikh

NAME: Mario Rivas	NAME: Primit Parikh

TITLE: Chief Executive Officer	TITLE: Representative Director

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Appendix 1

Business plan (rev.2)

Unit: Pcs
Revenue	FY2017	FY2018	FY2019	JV period
FSL	[***]	[***]	[***]	[***]
Sale compensation	[***]	[***]	[***]	[***]
TPH total	[***]	[***]	[***]	[***]
MO-CVD	[***]	[***]	[***]	[***]
Si	[***]	[***]	[***]	[***]
investment	[***]	[***]	[***]	[***]
Sales compensation	[***]	[***]	[***]	[***]
(Exchange fluctuation)	[***]	[***]	[***]	[***]
TPH total	[***]	[***]	[***]	[***]
total	[***]	[***]	[***]	[***]

Unit: MJPY
P/L	FY2017	FY2018	FY2019	JV period
F S L	[***]	[***]	[***]	[***]
T P H	[***]	[***]	[***]	[***]
Revenue	[***]	[***]	[***]	[***]
Expenses	[***]	[***]	[***]	[***]
Inventory	[***]	[***]	[***]	[***]
Operating P/L	[***]	[***]	[***]	[***]
Non-operating P/L	[***]	[***]	[***]	[***]
Income Before Tax	[***]	[***]	[***]	[***]
Tax	[***]	[***]	[***]	[***]
Net income	[***]	[***]	[***]	[***]

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Appendix 2

FY2018~9
Business Plan rev3 Revenue compensation (vs Business Plan rev2)					Unit; M JPY
			Report in May	+O Decrease in Revenue +O‚ Variable cost Review	+Oƒ Expenses Review ð Business Plan rev3
Revenue	FSL		[***]	[***]	[***]

	TPH	si		[***]	[***]
		MO-CVD		[***]	[***]
Expenses decrease		Allocation not MO-CVD	[***]	[***]	[***]
		MO-CVD		[***]	[***]

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